FEDERATED INTERNATIONAL SERIES, INC.

Federated International Equity Fund

FEDERATED WORLD INVESTMENT SERIES, INC.

Federated Global Equity Fund

Federated International Capital Appreciation Fund

Federated International Small Company Fund

Federated International Value Fund

Class A Shares
Class B shares
Class C shares
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Supplement to the Statement of  Additional  Information  (SAI) dated January 31,
2005.

The following information is effective immediately.

1. For Federated Global Equity Fund only: Under the Section entitled "What Do Shares Cost?" please re-label the subsection entitled "Special Redemption and Exchange Information" as "Fee When You Redeem or Exchange".

2. Please add the following to the end of the SAI section entitled "What do Shares Cost?" of Federated International Equity Fund, Federated International Capital Appreciation Fund, Federated International Small Company Fund and Federated International Value Fund.

SPECIAL REDEMPTION AND EXCHANGE INFORMATION


For 30 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption / exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption / exchange fee will deter short-term redemptions, as intended. The redemption / exchange fee will be applied to the payment of expenses incurred or amounts expended by the Fund in connection with a redemption or exchange of Shares, with any balance paid over to the Fund. The redemption / exchange fee is not a deferred sales charge, and is not paid to the Adviser or its affiliates. The Fund reserves the right to modify the terms of or terminate this redemption / exchange fee at any time. For purposes of computing this redemption / exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 30 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption / exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption / exchange fee with repect to Shares purchased through some omnibus accounts, including i) Shares purchased through employer sponsored retirement plan accounts, such as 401(k) plans, and ii) Shares purchased by banks or trust companies acting in a fiduciary capacity on behalf of trust accounts.

Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption / exchange fee."


                                                             February 28, 2005



Cusip 31420G101
Cusip 31420G200
Cusip 31420G309
Cusip 31428U870
Cusip 31428U862
Cusip 31428U854
Cusip 31428U847
Cusip 31428U839
Cusip 31428U821
Cusip 31428U748
Cusip 31428U730
Cusip 31428U722
Cusip 31428U813
Cusip 31428U797
Cusip 31428U789

31965 (3/05)